PROMISSORY NOTE

$10,000.00

Tallahassee, Florida
~~January~~ February 10, 2010

FOR VALUE RECEIVED the undersigned promises to pay to the order of Hillside Building, LLC, the principal sum of Ten Thousand and no/100 Dollars ($10,000.00) being payable in lawful money of the United States accruing interest at 7% per annum on the unpaid balance, payable as follows:

One payment of principal and interest due and payable one year from the date of this Note.

Maker may prepay this note in full or in part at any time without penalty.

Time is of the essence of this contract. Interest shall accrue at the highest rate allowable by law upon default by Maker.

Presentment for payment, protest and notice of protest are hereby jointly and severally waived. In the event of default in any of the payments provided for herein, makers hereof jointly and severally agree to pay all costs of collection of the amounts due under this note, including a reasonable attorney's fee.

ELAYAWAY, INC.

By: ______________________

Douglas Salie, CEO

STATE OF FLORIDA UNIFORM COMMERCIAL CODE
FINANCING STATEMENT FORM

A. NAME & DAYTIME PHONE NUMBER OF CONTACT PERSON
CLAUDE R. WALKER, 850-224-7091
B. SEND ACKNOWLEDGEMENT TO: Name GUILDAY, TUCKER, SCHWARTZ & SIMPSON Address 1983 CENTRE POINTE BLVD. #200 Address TALLAHASSEE FL 32308 City/State/Zip

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME – INSERT ONLY ONE DEBTOR NAME (1a OR 1b) – Do Not Abbreviate or Combine Names

1.a ORGANIZATION'S NAME ELAYAWAY, INC.						
1.b INDIVIDUAL'S LAST NAME		FIRST NAME		MIDDLE NAME		SUFFIX
1.c MAILING ADDRESS Line One 1625 SUMMIT LAKE DRIVE, SUITE 205		This space not available.				
MAILING ADDRESS Line Two		CITY TALLAHASSEE		STATE FL	POSTAL CODE 32317	COUNTRY USA
1.d TAX ID# 203434117	REQUIRED ADD'L INFO RE: ORGANIZATION DEBTOR	1.e TYPE OF ORGANIZATION CORPORATION	1.f JURISDICTION OF ORGANIZATION FLORIDA		1.g ORGANIZATIONAL ID# P09000073323 ☐ NONE	

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME – INSERT ONLY ONE DEBTOR NAME (2a OR 2b) – Do Not Abbreviate or Combine Names

2.a ORGANIZATION'S NAME						
2.b INDIVIDUAL'S LAST NAME		FIRST NAME		MIDDLE NAME		SUFFIX
2.c MAILING ADDRESS Line One		This space not available.				
MAILING ADDRESS Line Two		CITY		STATE	POSTAL CODE	COUNTRY
2.d TAX ID#	REQUIRED ADD'L INFO RE: ORGANIZATION DEBTOR	2.e TYPE OF ORGANIZATION	2.f JURISDICTION OF ORGANIZATION		2.g ORGANIZATIONAL ID# ☐ NONE	

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) – INSERT ONLY ONE SECURED PARTY (3a OR3b)

3.a ORGANIZATION'S NAME HILLSIDE BUILDING, LLC					
3.b INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
3.c MAILING ADDRESS Line One 1625 SUMMIT LAKE DRIVE, SUITE 229	This space not available.				
MAILING ADDRESS Line Two	CITY TALLAHASSEE		STATE FL	POSTAL CODE 32317	COUNTRY USA

4. This **FINANCING STATEMENT** covers the following collateral:

All furniture, fixtures, equipment, computers, printers, computer screens, computer hardware, desks, chairs, machinery, and all replacements and future acquisitions of the same owned by Debtor.

5. ALTERNATE DESIGNATION (if applicable) ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ AG. LIEN ☐ NON-UCC FILING ☐ SELLER/BUYER

6. Florida DOCUMENTARY STAMP TAX – YOU ARE REQUIRED TO CHECK EXACTLY ONE BOX

☒ All documentary stamps due and payable or to become due and payable pursuant to s. 201.22 F.S., have been paid.

☐ Florida Documentary Stamp Tax is not required.

7. OPTIONAL FILER REFERENCE DATA